Item 5. Other Events
Item 7. Exhibits
SIGNATURE

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant To Section 13 Or 15(D) Of The
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): January 18, 2000

KEY CONSUMER ACCEPTANCE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-38211	52-1995940
—————————————————————————————————— —————————————————————————————————————————
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Key Bank USA, National Association, as Servicer, 4910 Tiedeman Road, Brooklyn,

Ohio 44144, Attn: Yvonne M. Etling

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (216) 813-6501

Exhibit Index on Page 4
Page 1 of 6 pages

Item 5. Other Events

On January 18, 2000, Key Auto Finance Trust 1999-1 (the “Trust”) made its regular monthly distribution of funds to holders of the Trust’s Asset Backed Notes and Certificates and distributed the Noteholders and Certificateholders Statement, filed herewith as an Exhibit to this Form 8-K, to Noteholders and Certificateholders of record.

The Trust is hereby filing the Noteholders and Certificateholders Statement reflecting the Trust’s activities for the period ending December 31, 1999, including a statistical summary of the delinquency and default characteristics of the Trust’s auto loan portfolio as of such date.

Item 7. Exhibits

Exhibit 20 — Noteholders and Certificateholders Statement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2000

Key Consumer Acceptance Corporation

By: /S/ Craig Platt Craig Platt

EXHIBIT INDEX

Exhibit

Page
20 — Noteholders and Certificateholders Statement for January 18, 2000.	5-6